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                                AMENDMENT NO. 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT ("Amendment") dated as of February 14, 1997, by and between KELLSTROM INDUSTRIES, INC., a Delaware corporation, having its executive office at 14000 N.W. 4th Street, Sunrise, Florida 33325 (the "Company") and the purchaser named on the signature page hereto (the "Purchaser").

                                    RECITALS
                                    --------
         WHEREAS, the Company and the Purchaser entered into a Securities Purchase Agreement, dated as of January 15, 1997 (the "Securities Purchase Agreement"), pursuant to which, among other things, the Company issued to the Purchaser an aggregate of $15,000,000 principal amount of its 11 3/4% Senior Subordinated Notes (the "Notes");

         WHEREAS, pursuant to the Securities Purchase Agreement, the Company has issued to the Purchaser warrants (the "Warrants") to purchase 305,660 shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

         WHEREAS, the Company and the Purchaser desire to amend the Securities Purchase Agreement as set forth herein;

         NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

     1. Section 11.3(g) of the Securities Purchase Agreement is hereby amended to read in its entirety as follows:

                  (g) advances for payroll, relocation, travel and other employee-related expenses incurred in the ordinary course of business not to exceed, in the aggregate, $150,000 at any time outstanding; and loans to officers and directors of the Company for any purpose not to exceed, in the aggregate, $750,000 at any time outstanding, at any time after the Company shall have given notice to the holders of its Common Stock Purchase Warrants (the "Publicly Traded Warrants") of its intention to redeem all of the outstanding Publicly Traded Warrants;





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     2. Section 11.6 of the Securities  Purchase  Agreement is hereby amended to read in its entirety as follows:

                  11.6. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, directly or indirectly, engage in any transaction (or series of related transaction) including, without limitation, the purchase, sale or exchange of assets or the rendering of any service, with any Affiliate of the Company, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which might be obtained, in the good faith judgment of the Company, in an arm's length transaction at the time from Persons which are not Affiliates. In the case of any such transaction with an Affiliate involving aggregate consideration in excess of $500,000, the Company shall deliver to each holder of Notes an Officer's Certificate certifying that such transaction complies with this Section 11.6; and in the case of any such transaction with an Affiliate involving aggregate consideration in excess of $2,000,000, (a) the Company shall deliver to each holder of Notes a favorable opinion as to the fairness to the Company or such Subsidiary of such transaction from a financial point of view, issued by an investment banking or accounting firm of national standing and (b) such transaction shall have been approved by the Audit Committee of the Board or, if appropriate, the entire Board. The restriction contained in this Section 11.6 shall not apply to (i) transactions between the Company and a Wholly-Owned Subsidiary or between Wholly-Owned Subsidiaries, (ii) employment arrangements or advisory fees for officers and directors who are not otherwise, by virtue of stock ownership or other circumstances, Affiliates of the Company, (iii) the purchase of inventory (including without limitation, the purchase sale, lease or exchange of any assets or the rendering of any service), in each case in the ordinary course of business and
                  (iv) loans permitted by Section 11.3(g) above.

         3. Other than as set forth in this Amendment, the Securities Purchase Agreement, the Notes and the Warrants shall remain in full force and effect.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

         5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

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         IN WITNESS  WHEREOF,  the  Company and the  Purchaser  have caused this
Amendment to be executed by their duly authorized officers as of the date first written above.

                                      KELLSTROM INDUSTRIES, INC.

                                      By:
                                          --------------------------------
                                      Name:    John S. Gleason
                                      Title:   Executive Vice President and CFO

                                      THE EQUITABLE LIFE ASSURANCE
                                      SOCIETY OF THE UNITED STATES

                                      By:
                                          --------------------------------
                                           Name:
                                           Title:


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